NEITHER THIS SECURITY NOR THE SECURITIES INTO WHICH THIS SECURITY IS CONVERTIBLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. NOTWITHSTANDING THE FOREGOING, THIS SECURITY AND THE SECURITIES ISSUABLE UPON CONVERSION OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

Original Issue Date: ____, 2008
Initial Conversion Price (subject to adjustment herein): $0.75

                                                                         $______


                    10% SENIOR SECURED CONVERTIBLE DEBENTURE
                                DUE ____, 2011

     THIS 10% SENIOR SECURED CONVERTIBLE DEBENTURE is one of a series of duly authorized and issued 10% Senior Secured Convertible Debentures of Perf-Go Green Holdings, Inc., a Delaware corporation, having a principal place of business at 645 Fifth Avenue, New York, New York 10022 (the "Company" or the "Debtor"), designated as its 10% Senior Secured Convertible Debenture, due [_____], 2011 (the "Debentures").

     FOR VALUE RECEIVED, the Company promises to pay to ________________ or its registered assigns (the "Holder"), or shall have paid pursuant to the terms hereunder, the principal sum of $____________ by _____, 2011, or such earlier date as this Debenture is required or permitted to be repaid as provided hereunder (the "Maturity Date"), and to pay accrued and unpaid interest to the Holder on the aggregate unconverted and then outstanding principal amount of this Debenture in accordance with the provisions hereof.

     The Company has issued this Debenture pursuant to a Subscription Agreement, dated as of _____, 2008 (the "Subscription Agreement"). The obligations set forth in this Debenture are subject to the terms and conditions set forth in that certain Security Agreement, dated _____, 2008, between the Company and the Holders.

     This Debenture is subject to the following additional provisions:

     Section 1. Definitions. For the purposes hereof, in addition to the terms defined elsewhere in this Debenture: (a) capitalized terms not otherwise defined herein have the meanings given to such terms in the Subscription Agreement, and
(b) the following terms shall have the following meanings:

     "Alternate Consideration" shall have the meaning set forth in Section 5(d).

     "Base Conversion Price" shall have the meaning set forth in Section 5(b).

     "Bloomberg" means Bloomberg Financial Markets, or any successor thereto.

     "Business Day" means any day except Saturday, Sunday and any day which shall be a federal legal holiday in the United States or a day on which banking institutions in the State of New York are authorized or required by law or other government action to close.

     "Closing Sale Price" means, for any security as of any date, the last closing trade price for such security on the Principal Market, as reported by Bloomberg, or, if the Principal Market begins to operate on an extended hours basis and does not designate the closing trade price then the last trade price of such security prior to 4:00:00 p.m., New York time, as reported by Bloomberg, or, if the Principal Market is not the principal securities exchange or trading market for such security, the last trade price of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the last trade price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no last trade price is reported for such security by Bloomberg, the average of the bid prices, or the ask prices, respectively, of any market makers for such security as reported in the "pink sheets" by Pink Sheets LLC (formerly the National Quotation Bureau, Inc.). If the Closing Sale Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Sale Price of such security on such date shall be the fair market value as mutually determined in good faith by the Board of Directors of the Company and the Holder, provided, that such determination shall be subject to dispute as provided in Section 9(j) hereof. All such determinations to be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during the applicable calculation period. "Change of Control Transaction" means the occurrence after the date hereof of any of (i) an acquisition after the date hereof by an individual or legal entity or "group" (as described in Rule 13d-5(b)(1) promulgated under the Exchange Act) of effective control (whether through legal or beneficial ownership of capital stock of the Company, by contract or otherwise) of in excess of 50% of the outstanding voting securities of the Company, or (ii) the Company merges into or consolidates with any other Person, or any Person merges into or consolidates with the Company and, after giving effect to such transaction, the stockholders of the Company immediately prior to such transaction own less than 50% of the aggregate voting power of the Company or the successor entity of such transaction, or (iii) the Company sells or transfers all or substantially all of its assets to another Person in on or a series of related transactions and the stockholders of the Company immediately prior to such transaction own less than 50% of the aggregate voting power of the acquiring entity immediately after the transaction, or (iv) the execution by the Company of an agreement to which the Company is a party or by which it is bound, providing for any of the events set forth above in (i) through (iii).

     "Common Stock" means the common stock, $.0001 par value per share, of the Company and stock of any other class of securities into which such securities may hereafter have been reclassified or changed into.

     "Conversion Date" shall have the meaning set forth in Section 4(a).

     "Conversion Price" shall have the meaning set forth in Section 4(b).

     "Convertible Securities" means any stock or securities (other than Options) directly or indirectly convertible into or exercisable or exchangeable for shares of Common Stock.

     "Conversion Shares" means the shares of Common Stock issuable upon conversion of this Debenture or as payment of interest in accordance with the terms.

     "Debenture Register" shall have the meaning set forth in Section 2(c).

     "Dilutive Issuance" shall have the meaning set forth in Section 5(b).

     "Dilutive  Issuance  Notice"  shall have the  meaning  set forth in Section
5(b).

     "Eligible Market" means the Principal Market, The New York Stock Exchange, Inc., the American Stock Exchange, the Nasdaq Global Select, the Nasdaq Global Market or The Nasdaq Capital Market.

     "Equity Conditions" means each of the following conditions: (i) on each day during the period beginning sixty (60) days prior to the applicable date of determination and ending on and including the applicable date of determination (the "Equity Conditions Measuring Period"), all shares of Common Stock issuable upon conversion of the Debentures and exercise of the Warrants and as Interest Shares shall be eligible for sale without restriction and without the need for registration under any applicable federal or state securities laws, other than any restrictions on sale imposed on the Holder by virtue of the Holder being an affiliate of the Company; (ii) during the Equity Conditions Measuring Period, the Common Stock is designated for quotation on the Principal Market or any other Eligible Market and shall not have been suspended from trading on such exchange or market (other than suspensions of not more than two (2) days and occurring prior to the applicable date of determination due to business announcements by the Company) nor shall delisting or suspension by such exchange or market been threatened or pending either (A) in writing by such exchange or market or (B) by falling below the then effective minimum listing maintenance requirements of such exchange or market; (iii) during the Equity Conditions Measuring Period, the Company shall have delivered Conversion Shares upon conversion of the Debentures and Warrant Shares upon exercise of the Warrants to the holders on a timely basis; (iv) any applicable shares of Common Stock to be issued in connection with the event requiring determination may be issued in full without violating Section 4(d) hereof and the rules or regulations of the Principal Market or any other applicable Eligible Market; provided, however, that in the event that such shares of Common Stock cannot be issued in full, the Company shall be permitted to issue to the Holder the maximum amount of shares of Common Stock without causing any such violation; (v) during the six (6) month period ending on and including the date immediately preceding the applicable date of determination, the Company shall not have failed to timely make any payments within five (5) Business Days of when such payment is due pursuant to any Transaction Document; (vi) during the Equity Conditions Measuring Period, there shall not have occurred either (A) the public announcement of a pending, proposed or intended Fundamental Transaction which has not been abandoned, terminated or consummated, or (B) an Event of Default or (C) an event that with the passage of time or giving of notice would constitute an Event of Default; and (vii) the Company shall have no knowledge of any fact that would cause any shares of Common Stock issuable upon conversion of the Debentures or as Interest Shares and shares of Common Stock issuable upon exercise of the Warrants not to be eligible for sale without restriction without the need for registration under any applicable federal or state securities laws, other than any restrictions on sale imposed on the Holder by virtue of the Holder being an affiliate of the Company.

     "Equity Conditions Failure" means that on any day during the period commencing ten (10) Trading Days prior to the applicable Interest Notice Date through the applicable Interest Date, the Equity Conditions have not been satisfied (or waived in writing by the Holder).

     "Event of Default " shall have the meaning set forth in Section 8.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

     "Fundamental Transaction" shall have the meaning set forth in Section 5(d).

     "Interest Conversion Price" means, with respect to any Interest Payment Date, that price which shall be the lower of (i) the applicable Conversion Price and (ii) the price computed as eighty-five percent (85%) of the arithmetic average of the Weighted Average Price for the Common Stock during the five (5) consecutive Trading Day period ending on the Trading Day immediately preceding the applicable Interest Payment Date. All such determinations to be appropriately adjusted for any stock split, stock dividend, stock combination or other similar transaction during such period.

     "Late Fees" shall have the meaning set forth in Section 2(d).

     "Lien" shall mean any mortgage, pledge, hypothecation, assignment, security interest, encumbrance, lien (statutory or other), preference, priority, or other security agreement or preferential arrangement of any kind or nature whatsoever (including conditional sale or other title retention agreement).

     "Mandatory Default Amount" shall equal the sum of (i) the greater of: 110% of the principal amount of this Debenture to be prepaid, plus all accrued and unpaid interest thereon, or (B) the principal amount of this Debenture to be prepaid, plus all other accrued and unpaid interest hereon, divided by the Conversion Price on (x) the date the Mandatory Default Amount is demanded or otherwise due or (y) the date the Mandatory Default Amount is paid in full, whichever is less, multiplied by the Weighted Average Price on (x) the date the Mandatory Default Amount is demanded or otherwise due or (y) the date the Mandatory Default Amount is paid in full, whichever is greater, and (ii) all other amounts, costs, expenses and liquidated damages due in respect of this Debenture.

     "Material Adverse Effect" shall mean any circumstance, change, condition, event, occurrence, development in or effect that is, or is reasonably likely in the foreseeable future to be, materially adverse to the business, properties, operations, assets, prospects, financial condition or results of operations, of the Company or its Subsidiary.

     "New York Courts" shall have the meaning set forth in Section 9(d).

     "Notice of Conversion" shall have the meaning set forth in Section 4(a).

     "Offering Documents" shall have the meaning set forth in the Subscription Agreement.

     "Options" shall mean any rights, warrants or options to subscribe, directly or indirectly for or purchase of Common Stock or Convertible Securities.

     "Original Issue Date" shall mean the date of the first issuance of the Debenture regardless of the number of transfers of any Debenture and regardless of the number of instruments which may be issued to evidence such Debenture.

     "Parent Entity" of a Person means an entity that, directly or indirectly, controls the applicable Person and whose common stock or equivalent equity security is quoted or listed on an Eligible Market, or, if there is more than one such Person or Parent Entity, the Person or Parent Entity with the largest public market capitalization as of the date of consummation of the Fundamental Transaction.

     "Permitted Indebtedness" means (i) the Indebtedness evidenced by the Debentures; (ii) unsecured Indebtedness to trade creditors incurred in the ordinary course of business and not outstanding for more than 120 days after the date such payable was created; (iii) Indebtedness in respect of taxes and other governmental charges incurred in the ordinary course of business and which are not due or are being contested in good faith by appropriate proceedings and for which adequate reserves have been provided for in accordance with GAAP; (iv) Indebtedness resulting from the endorsement of negotiable instruments in the ordinary course of business; (v) Indebtedness incurred in the ordinary course of business of the Company and its Subsidiaries, in respect of performance bonds, bid bonds, appeal bonds, completion bonds, surety bonds, completion guarantees, security deposits and similar obligations; (vi) letters of credit and reimbursement obligations in respect thereof, in support of trade debt or statutory obligations; (vii) lease or similar obligations incurred in the ordinary course of business; (viii) Indebtedness of a Person that becomes a subsidiary, which Indebtedness existed at the time such Person became a subsidiary and was not incurred in contemplation of such Person becoming a subsidiary; (ix) Indebtedness incurred by the Company that is made expressly subordinate in right of payment to the Indebtedness evidenced by this Debenture, as reflected in a written subordination agreement acceptable to the Required Holders and approved by the Required Holders in writing, and which Indebtedness does not provide at any time for (x) the payment, prepayment, repayment, redemption, repurchase or defeasance, directly or indirectly, of any principal or premium, if any, thereon until ninety-one (91) days after the Maturity Date or later and (y) total interest and fees at a rate in excess of the lowest interest rate hereunder per annum; and (x) Indebtedness to finance the purchase price of personal property, provided that such Indebtedness does not exceed the lesser of the cost or fair market value of such property financed with such Indebtedness and does not exceed $250,000 in the aggregate outstanding at any time

     "Permitted Lien" means (i) any Lien for taxes not yet due or delinquent or being contested in good faith by appropriate proceedings for which adequate reserves have been established in accordance with GAAP; (ii) any statutory Lien arising in the ordinary course of business by operation of law with respect to a liability that is not yet due or delinquent; (iii) any Lien created by operation of law, such as materialmen's liens, mechanics' liens and other similar liens, arising in the ordinary course of business with respect to a liability that is not yet due or delinquent or that are being contested in good faith by appropriate proceedings; (iv) Liens in respect of security deposits provided in the ordinary course of business and consistent with past practices; (v) Liens
(A) upon or in any equipment acquired or held by the Company or any of its subsidiaries to secure the purchase price of such equipment or indebtedness incurred solely for the purpose of financing the acquisition or lease of such equipment, or (B) existing on such equipment at the time of its acquisition, provided that the Lien is confined solely to the property so acquired and improvements thereon, and the proceeds of such equipment; (vi) Liens incurred in connection with the extension, renewal or refinancing of the indebtedness secured by Liens of the type described in clauses (i) and (v) above, provided that any extension, renewal or replacement Lien shall be limited to the property encumbered by the existing Lien and the principal amount of the Indebtedness being extended, renewed or refinanced does not increase; (vii) Liens in favor of customs and revenue authorities arising as a matter of law to secure payments of custom duties in connection with the importation of goods; (viii) Liens granted to Spectrum Plastics, Inc. to secure payment for inventory supplied to Debtor in the ordinary course of Debtor's business; and (ix) Liens granted in connection with the Notes and Warrants issued to investors in this Offering on May 13, 2008.

     "Person" means a corporation, an association, a partnership, organization, a business, an individual, a government or political subdivision thereof or a governmental agency.

     "Principal Market" means the OTC Bulletin Board.

     "Required Holders" means the holders of Debentures representing at least majority of the aggregate principal amount of the Debentures then outstanding.

     "Reverse Merger" means the share exchange transaction to be entered into between the Company and Perf-Go Green, Inc. ("Perf"), a Delaware corporation pursuant to which Perf will become a wholly-owned subsidiary of the Company.

     "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

     "Security Agreement" means the Security Agreement, dated as of the date hereof, to which the Company and the original Holder are parties, as amended, modified or supplemented from time to time in accordance with its terms.

     "Subsidiary" shall mean any subsidiary of the Company, at any time.

     "Successor Entity" means the Person, which may be the Company, formed by, resulting from or surviving any Fundamental Transaction or the Person with which such Fundamental Transaction shall have been made, provided that if such Person is not a publicly traded entity whose common stock or equivalent equity security is quoted or listed for trading on an Eligible Market, Successor Entity shall mean such Person's Parent Entity.

     "Trading Day" means a day on which the Common Stock is traded on a Trading Market.

     "Trading Market" means the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: The Nasdaq Capital Market, The Nasdaq Global Market, the Over the Counter Bulletin Board Market, the American Stock Exchange, the New York Stock Exchange, Inc. or The Nasdaq Global Select Market.

     "Warrants" has the meaning ascribed to such term in the Subscription Agreement, and shall include all warrants issued in exchange therefore or replacement thereof.

     "Weighted Average Price" means, for any security as of any date, the dollar volume-weighted average price for such security on the principal market or exchange on which such security is traded during the period beginning at 9:30:01 a.m., New York City time (or such other time as such principal market or exchange publicly announces is the official open of trading), and ending at 4:00:00 p.m., New York City time (or such other time as such principal market or exchange publicly announces is the official close of trading) as reported by Bloomberg through its "Volume at Price" functions, or, if the foregoing does not apply, the dollar volume-weighted average price of such security in the over-the-counter market on the electronic bulletin board for such security during the period beginning at 9:30:01 a.m., New York City time (or such other time as such market publicly announces is the official open of trading), and ending at 4:00:00 p.m., New York City time (or such other time as such market publicly announces is the official close of trading) as reported by Bloomberg, or, if no dollar volume-weighted average price is reported for such security by Bloomberg for such hours, the average of the highest closing bid price and the lowest closing ask price of any of the market makers for such security as reported in the "pink sheets" by Pink Sheets LLC (formerly the National Quotation Bureau, Inc.). If the Weighted Average Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Weighted Average Price of such security on such date shall be the fair market value as mutually determined by the Company and the Required Holders, provided, that such determination shall be subject to dispute as provided in Section 9(j) hereof. All such determinations are to be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during the applicable calculation period.

Section 2. Interest.

     (a) Payment of Interest. The Company shall pay interest to the Holder on the aggregate unconverted and then outstanding principal amount of this Debenture at the rate of 10% per annum, payable quarterly beginning on the first day of the third month following the Closing Date and continuing thereafter every three months until amount of principal and interest is paid in full (except that, if any such date is not a Business Day, then such payment shall be due on the next succeeding Business Day) (each such date, an "Interest Payment Date"), in cash or, at the Company's sole discretion pursuant to an Interest Election Notice (as defined below), so long as there is no Equity Conditions Failure, shares of Common Stock (the "Interest Shares") equal to the applicable amount of interest to be paid in shares of Common Stock on such Interest Payment Date divided by the Interest Conversion Price, rounded up to the nearest whole share of Common Stock. The Company shall deliver a written notice (each, an "Interest Election Notice") to each Holder of the Debentures on or prior to the tenth (10th) Trading Day prior to the Interest Payment Date (the date such notice is delivered to all of the holders, the "Interest Notice Date") which notice (i) specifies the amount of interest that shall be paid as cash, if any, and the amount of interest that shall be paid as Interest Shares and (ii) in the case of payment in Interest Shares certifies that there has been no Equity Conditions Failure. If the Equity Conditions are not satisfied as of the Interest Notice Date, then the Interest Notice shall indicate that unless the Holder waives the Equity Conditions, the interest shall be paid in cash. If the Equity Conditions were satisfied as of the Interest Notice Date but the Equity Conditions are no longer satisfied at any time prior to the Interest Payment Date, the Company shall provide the Holder a subsequent notice to that effect indicating that unless the Holder waives the Equity Conditions, the interest shall be paid in cash.

     (b) Interest Calculations. Interest shall be calculated on the basis of a 360-day year and shall accrue daily commencing on the Original Issue Date until payment in full of the principal sum, together with all accrued and unpaid interest and other amounts which may become due hereunder, has been made. Interest shall cease to accrue with respect to any principal amount converted, provided that the Company in fact delivers the Conversion Shares within the time period required by Section 4(c)(ii). Interest hereunder will be paid to the Person in whose name this Debenture is registered on the records of the Company regarding registration and transfers of this Debenture (the "Debenture Register").

     (c) Late Fee. All overdue accrued and unpaid interest to be paid hereunder shall entail a late fee at the rate of 15% per annum (or such lower maximum amount of interest permitted to be charged under applicable law) ("Late Fees") which will accrue daily, from the date such interest is due hereunder through and including the date of payment.

     (d) Prepayment. Except as otherwise set forth in this Debenture, the Company may not prepay any portion of the principal amount of this Debenture without the prior written consent of the Holder.

Section 3. Registration of Transfers and Exchanges.

     (a) Different Denominations. This Debenture is exchangeable for an equal aggregate principal amount of Debentures of different authorized denominations, as requested by the Holder surrendering the same. No service charge will be made for such registration of transfer or exchange.

     (b) Investment Representations. This Debenture has been issued subject to certain investment representations of the original Holder set forth in the Subscription Agreement and may be transferred or exchanged only in compliance with the Subscription Agreement and applicable federal and state securities laws and regulations.

     (c) Reliance on Debenture Register. Prior to due presentment to the Company for transfer of this Debenture, the Company and any agent of the Company may treat the Person in whose name this Debenture is duly registered on the Debenture Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Debenture is overdue, and neither the Company nor any such agent shall be affected by notice to the contrary.

Section 4. Conversion.

     (a) Voluntary Conversion. At any time after the Original Issue Date until this Debenture is no longer outstanding, this Debenture shall be convertible into shares of Common Stock at the option of the Holder, in whole or in part at any time and from time to time (subject to any limitations on conversion). The Holder shall effect conversions by delivering to the Company the form of Notice of Conversion attached hereto as Annex A (a "Notice of Conversion"), specifying therein the principal amount of this Debenture to be converted and the date on which such conversion is to be effected (a "Conversion Date") as well as the tax identification number or social security number of the Holder. If no Conversion Date is specified in a Notice of Conversion, the Conversion Date shall be the date that such Notice of Conversion is provided hereunder. To effect conversions hereunder, the Holder shall not be required to physically surrender this Debenture to the Company unless the entire principal amount of this Debenture plus all accrued and unpaid interest thereon has been so converted. Conversions hereunder shall have the effect of lowering the outstanding principal amount of this Debenture in an amount equal to the applicable conversion amount. The Holder and the Company shall maintain records showing the principal amount converted and the date of such conversions. In the event of any dispute or discrepancy, the records of the Holder shall be controlling and determinative in the absence of manifest error. The Holder and any assignee, by acceptance of this Debenture, acknowledge and agree that, by reason of the provisions of this paragraph, following conversion of a portion of this Debenture, the unpaid and unconverted principal amount of this Debenture may be less than the amount stated on the face hereof.

     (b) Conversion Price. The conversion price in effect on any Conversion Date shall equal to the lowest of (i) the Fixed Conversion Price, (ii) the Lowest Fixed Conversion Price, or (iii) the Default Conversion Price (the "Conversion Rate"). As used herein, the following terms have the following meanings (the "Conversion Price"):

     (i) "Fixed Conversion Price" means $0.75 (as adjusted for any stock split, combination, reclassification or similar transaction), provided, however, that, if the Company does not receive at least three (3) firm non-cancellable purchase orders from national retailers that own or control (through franchising or otherwise) at least one hundred (100) discreet retail locations by no later than August 31, 2008, the Fixed Conversion Price shall be adjusted to a price equal to the lower of
          (i) the then current Fixed Conversion Price and (ii) the lower of eighty-five (85%) of (A) the arithmetic average of the Weighted Average Prices for each of the twenty (20) consecutive Trading Days ending on the Trading Day immediately preceding August 31, 2008 and
          (B) the arithmetic average of the Weighted Average Prices for each of the lowest three (3) Trading Days for the 20 trading day period ending on the Trading Day immediately preceding August 31, 2008, each as adjusted for any stock split, combination, reclassification or similar transaction during such periods;

     (ii) "Lowest Fixed Conversion Price" means the lowest price, conversion price or exercise price set by the Company in any equity financing transaction, convertible security, or derivative instrument issued after the date hereof in a "New Transaction." The term "New Transaction" as used in this Debenture and in any other Transaction Document, means any financing transaction consummated directly or indirectly by the Company with parties other than the Holder involving issuance of Common Stock or other securities convertible into or exercisable for Common Stock; provided, however, that the following share issuances shall not be deemed a New Transaction: (i) any share issuances pursuant to any stock ownership plans or issuance of up to 10,000,000 shares of or options to purchase stock, restricted stock or warrants to employees, officers, directors or consultants pursuant to a compensation arrangement approved by the Company's Board of Directors under the company's proposed Share Incentive Plan or (ii) any share issuances not to exceed 750,000 shares of Common Stock budgeted for consulting services (referred to herein as the "Excluded Transactions");

     (iii) The Mandatory Default Amount.

     (c)  Mechanics of Conversion.

     (i) Conversion Shares Issuable Upon Conversion of Principal Amount. The number of shares of Common Stock issuable upon a conversion hereunder shall be determined by the quotient obtained by dividing (x) the outstanding principal amount of this Debenture to be converted by (y) the Conversion Price.

     (ii) Delivery of Certificate Upon Conversion. Not later than three (3) Trading Days after any Conversion Date, the Company will deliver or cause to be delivered to the Holder (A) a certificate or certificates representing the Conversion Shares which shall be free of restrictive legends and trading restrictions (other than those required by the Subscription Agreement) representing the number of shares of Common Stock being acquired upon the conversion of this Debenture and (B) a bank check in the amount of accrued and unpaid interest (if the Company is required to pay accrued interest in cash). The Company shall, if available and if allowed under applicable securities laws, use its commercially reasonable efforts to deliver any certificate or certificates required to be delivered by the Company under this Section electronically through the Depository Trust Corporation or another established clearing corporation performing similar functions.

     (iii) Failure to Deliver Certificates. If in the case of any Notice of Conversion such certificate or certificates are not delivered to or as directed by the applicable Holder by the third Trading Day after a Conversion Date, the Holder shall be entitled by written notice to the Company at any time on or before its receipt of such certificate or certificates thereafter, to rescind such conversion, in which event the Company shall immediately return the certificates representing the principal amount of this Debenture tendered for conversion.

     (iv) Obligation Absolute; Partial Liquidated Damages. If the Company fails for any reason to deliver to the Holder such certificate or certificates pursuant to Section 4(c)(ii) by the third Trading Day after the Conversion Date, except to the extent such delay is caused by the Holder, the Company shall pay to such Holder, in cash, as liquidated damages and not as a penalty, for each $1000 of principal amount being converted, $5 per Business Day (increasing to $10 per Business Day after ten (10) Business Days after such damages begin to accrue) for each Business Day after such third Business Day until such certificates are delivered. The Company's obligations to issue and deliver the Conversion Shares upon conversion of this Debenture in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other Person of any obligation to the Company or any violation or alleged violation of law by the Holder or any other person, and irrespective of any other circumstance which might otherwise limit such obligation of the Company to the Holder in connection with the issuance of such Conversion Shares; provided, however, such delivery shall not operate as a waiver by the Company of any such action the Company may have against the Holder. In addition to the foregoing, if within three (3) Trading Days after the Conversion the Company shall fail to issue and deliver to the Holder such certificate or certificates pursuant to Section 4(c)(ii), and if on or after such Trading Day the Holder purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of shares of Common Stock issuable upon such exercise that the Holder anticipated receiving from the Company (a "Buy-In"), then the Company shall, within three (3) Trading Days after the Holder's request and in the Holder's discretion, either (i) pay cash to the Holder in an amount equal to the Holder's total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased (the "Buy-In Price"), at which point the Company's obligation to deliver such certificate (and to issue such shares of Common Stock) or credit such Holder's balance account with DTC shall terminate, or (ii) promptly honor its obligation to deliver to the Holder a certificate or certificates representing such shares of Common Stock and pay cash to the Holder in an amount equal to the excess (if any) of the Buy-In Price over the product of (A) such number of shares of Common Stock, times (B) the Closing Sale Price on the date of exercise. Nothing herein shall limit a Holder's right to pursue actual damages or declare an Event of Default pursuant to
          Section 8 herein for the Company's failure to deliver Conversion Shares within the period specified herein and such Holder shall have the right to pursue all remedies available to it at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief. The exercise of any such rights shall not prohibit the Holder from seeking to enforce damages pursuant to any other Section hereof or under applicable law.

     (v) Reservation of Shares Issuable Upon Conversion. The Company covenants that it will at all times reserve and keep available out of its authorized and unissued shares of Common Stock solely for the purpose of issuance upon conversion of this Debenture and payment of interest on this Debenture, each as herein provided, free from preemptive rights or any other actual contingent purchase rights of persons other than the Holder (and the other holders of the Debentures), not less than 130% of the number of shares of the Common Stock as shall (subject to the terms and conditions set forth in the Subscription Agreement) be issuable (taking into account the adjustments and restrictions of
Section 5) upon the conversion of the outstanding principal amount of this Debenture and payment of interest hereunder. The Company covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly and validly authorized, issued and fully paid, nonassessable.

     (vi) Fractional Shares. Upon a conversion hereunder the Company shall not be required to issue stock certificates representing fractions of shares of the Common Stock, but may if otherwise permitted, make a cash payment in respect of any final fraction of a share based on the arithmetic average of the Weighted Average Price of the Common Stock on each of the ten (10) consecutive Trading Days ending on the Trading Day immediately preceding the applicable Conversion Date. If the Company elects not, or is unable, to make such a cash payment, the Holder shall be entitled to receive, in lieu of the final fraction of a share, one whole share of Common Stock.

     (vii) Transfer Taxes. The issuance of certificates for shares of the Common Stock on conversion of this Debenture shall be made without charge to the Holder hereof for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such certificate, provided that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate upon conversion in a name other than that of the Holder of this Debenture so converted and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

     (d) Limitations on Conversion. Notwithstanding the provisions of this Debenture, the Company shall not effect the exercise of this Debenture, and the Holder shall not have the right to exercise this Debenture, to the extent that after giving effect to such exercise, such Person (together with such Person's affiliates) would beneficially own in excess of 4.99% (the "Maximum Percentage") of the shares of Common Stock outstanding immediately after giving effect to such exercise. For purposes of the foregoing sentence, the aggregate number of shares of Common Stock beneficially owned by such Person and its affiliates shall include the number of shares of Common Stock issuable upon exercise of this Debenture with respect to which the determination of such sentence is being made, but shall exclude shares of Common Stock which would be issuable upon (i) exercise of the remaining, unexercised portion of this Debenture beneficially owned by such Person and its affiliates and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company beneficially owned by such Person and its affiliates (including, without limitation, any convertible notes or convertible preferred stock or Debentures) subject to a limitation on conversion or exercise analogous to the limitation contained herein. Except as set forth in the preceding sentence, for purposes of this paragraph, beneficial ownership shall be calculated in accordance with
Section 13(d) of the Securities Exchange Act of 1934, as amended. For purposes of this Debenture, in determining the number of outstanding shares of Common Stock, the Holder may rely on the number of outstanding shares of Common Stock as reflected in (1) the Company's most recent Form 10-K, Form 10-KSB, Form 10-Q, Form 10-QSB, Current Report on Form 8-K or other public filing with the Securities and Exchange Commission, as the case may be, (2) a more recent public announcement by the Company or (3) any other notice by the Company or the Transfer Agent setting forth the number of shares of Common Stock outstanding. For any reason at any time, upon the written or oral request of the Holder, the Company shall within one Business Day confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including the Debentures, by the Holder and its affiliates since the date as of which such number of outstanding shares of Common Stock was reported. By written notice to the Company, the Holder may from time to time increase or decrease the Maximum Percentage to any other percentage not in excess of 9.99% specified in such notice; provided that (i) any such increase will not be effective until the sixty-first (61st) day after such notice is delivered to the Company, and (ii) any such increase or decrease will apply only to the Holder and not to any other holder of Debentures. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this provision to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended beneficial ownership limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation..

     Section 5. Certain Adjustments.

     (a) Stock Dividends and Stock Splits. If the Company, at any time while this Debenture is outstanding: (A) pays a stock dividend or otherwise makes a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company pursuant to this Debenture, including as interest thereon), (B) subdivides outstanding shares of Common Stock into a larger number of shares,
(C) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (D) issues by reclassification of shares of the Common Stock any shares of capital stock of the Company, then the Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustment made pursuant to this Section shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

     (b) Subsequent Equity Sales. If the Company or any Subsidiary thereof, as applicable, at any time while this Debenture is outstanding, shall offer, sell, grant any option to purchase or offer, sell or grant any right to reprice its securities, or otherwise dispose of or issue (or announce any offer, sale, grant or any option to purchase or other disposition) any Common Stock or any securities convertible into or entitling any Person to acquire shares of Common Stock, other than shares of Common Stock or securities convertible or entitling any Person to acquire shares of Common Stock issued to a Person or service on the Board of Directors of the Company or pursuant to a stock option or other similar plan adopted by the Company, at an effective price per share (the "New Issuance Price") less than the then Conversion Price (such issuances collectively, a "Dilutive Issuance"), then the Conversion Price shall be adjusted immediately thereafter to the New Issuance Price. Upon each such adjustment of the Conversion Price hereunder, the number of Conversion Shares shall be adjusted to the number of shares of Common Stock determined by multiplying the Conversion Price in effect immediately prior to such adjustment by the number of Conversion Shares acquirable upon exercise of this Debenture immediately prior to such adjustment and dividing the product thereof by the Conversion Price resulting from such adjustment. The Company shall notify the Holder in writing, no later than the Business Day following the issuance of any Common Stock or Common Stock equivalents subject to this section, indicating therein the applicable issuance price, or of applicable reset price, exchange price, conversion price and other pricing terms (such notice the "Dilutive Issuance Notice").

     (c) For purposes of any computation respecting consideration received pursuant to Section 5(b) above, the following shall apply:

     (i) Issuance of Options. If the Company in any manner grants any Options except any Excluded Transaction; and the lowest price per share for which one share of Common Stock is issuable upon the exercise of any such Option or upon conversion, exercise or exchange of any Convertible Securities issuable upon exercise of any such Option is less than the Applicable Price, then such share of Common Stock shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the granting or sale of such Option for such price per share. For purposes of this Subsection 5(c)(i), the "lowest price per share for which one share of Common Stock is issuable upon exercise of such Options or upon conversion, exercise or exchange of such Convertible Securities issuable upon exercise of any such Option" shall be equal to the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to any one share of Common Stock upon the granting or sale of the Option, upon exercise of the Option and upon conversion, exercise or exchange of any Convertible Security issuable upon exercise of such Option. No further adjustment of the Conversion Price or number of Conversion Shares shall be made upon the actual issuance of such shares of Common Stock or of such Convertible Securities upon the exercise of such Options or upon the actual issuance of such shares of Common Stock upon conversion, exercise or exchange of such Convertible Securities.

     (ii) Issuance of Convertible Securities. If the Company in any manner issues or sells any Convertible Securities, except any Excluded Transaction, and the lowest price per share for which one share of Common Stock is issuable upon the conversion, exercise or exchange thereof is less than the Applicable Price, then such share of Common Stock shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the issuance or sale of such Convertible Securities for such price per share. For the purposes of this Subsection 5(c)(ii), the "lowest price per share for which one share of Common Stock is issuable upon the conversion, exercise or exchange thereof" shall be equal to the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to one share of Common Stock upon the issuance or sale of the Convertible Security and upon conversion, exercise or exchange of such Convertible Security. No further adjustment of the Exercise Price or number of Warrant Shares shall be made upon the actual issuance of such shares of Common Stock upon conversion, exercise or exchange of such Convertible Securities, and if any such issue or sale of such Convertible Securities is made upon exercise of any Options for which adjustment of this Debenture has been or is to be made pursuant to other provisions of this Section, no further adjustment of the Conversion Price or number of Conversion Shares shall be made by reason of such issue or sale.

     (iii) Change in Option Price or Rate of Conversion. If the purchase price provided for in any Options, the additional consideration, if any, payable upon the issue, conversion, exercise or exchange of any Convertible Securities, except any Excluded Transaction, or the rate at which any Convertible Securities, except any Excluded Transaction, are convertible into or exercisable or exchangeable for shares of Common Stock increases or decreases at any time, the Exercise Price and the number of Warrant Shares in effect at the time of such increase or decrease shall be adjusted to the Exercise Price and the number of Warrant Shares which would have been in effect at such time had such Options or Convertible Securities provided for such increased or decreased purchase price, additional consideration or increased or decreased conversion rate, as the case may be, at the time initially granted, issued or sold. For purposes of this Subsection 5(c)(iii), if the terms of any Option or Convertible Security that was outstanding as of the date of issuance of this Warrant are increased or decreased in the manner described in the immediately preceding sentence, then such Option or Convertible Security and the shares of Common Stock deemed issuable upon exercise, conversion or exchange thereof shall be deemed to have been issued as of the date of such increase or decrease. No adjustment pursuant to this Section shall be made if such adjustment would result in an increase of the Conversion Price then in effect or a decrease in the number of Conversion Shares.

     (iv) Calculation of Consideration Received. In case any Option is issued in connection with the issue or sale of other securities of the Company, together comprising one integrated transaction in which no specific consideration is allocated to such Options by the parties thereto, the Options will be deemed to have been issued for a consideration of $0.01. If any shares of Common Stock, Options or Convertible Securities are issued or sold or deemed to have been issued or sold for cash, the consideration received therefor will be deemed to be the net amount received by the Company therefor. If any shares of Common Stock, Options or Convertible Securities are issued or sold for a consideration other than cash, the amount of such consideration received by the Company will be the fair value of such consideration, except where such consideration consists of securities, in which case the amount of consideration received by the Company will be the Weighted Average Price of such security on the date of receipt. If any shares of Common Stock, Options or Convertible Securities are issued to the owners of the non-surviving entity in connection with any merger in which the Company is the surviving entity, the amount of consideration therefor will be deemed to be the fair value of such portion of the net assets and business of the non-surviving entity as is attributable to such shares of Common Stock, Options or Convertible Securities, as the case may be. The fair value of any consideration other than cash or securities will be determined jointly by the Company and the Required Holders. If such parties are unable to reach agreement within ten (10) days after the occurrence of an event requiring valuation (the "Valuation Event"), the fair value of such consideration will be determined within five (5) Business Days after the tenth (10th) day following the Valuation Event by an independent, reputable appraiser jointly selected by the Company and the Required Holders. The determination of such appraiser shall be final and binding upon all parties absent manifest error and the fees and expenses of such appraiser shall be borne by the Company.

     (v) Record Date. If the Company takes a record of the holders of shares of Common Stock for the purpose of entitling them (A) to receive a dividend or other distribution payable in shares of Common Stock, Options or in Convertible Securities or (B) to subscribe for or purchase shares of Common Stock, Options or Convertible Securities, then such record date will be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

     (d) Rights Upon Issuance of Purchase Rights and other Corporate Events.

     (i) Purchase Rights. If at any time the Company grants, issues or sells any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of Common Stock (the "Purchase Rights"), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of shares of Common Stock acquirable upon complete conversion of this Debenture (without taking into account any limitations or restrictions on the convertibility of this Debenture) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights.

     (ii) Other Corporate Events. In addition to and not in substitution for any other rights hereunder, prior to the consummation of any Fundamental Transaction pursuant to which holders of shares of Common Stock are entitled to receive securities or other assets with respect to or in exchange for shares of Common Stock (a "Corporate Event"), the Company shall make appropriate provision to insure that the Holder will thereafter have the right to receive upon a conversion of this Debenture, at the Holder's option, (i) in addition to the shares of Common Stock receivable upon such conversion, such securities or other assets to which the Holder would have been entitled with respect to such shares of Common Stock had such shares of Common Stock been held by the Holder upon the consummation of such Corporate Event (without taking into account any limitations or restrictions on the convertibility of this Debenture) or (ii) in lieu of the shares of Common Stock otherwise receivable upon such conversion, such securities or other assets received by the holders of shares of Common Stock in connection with the consummation of such Corporate Event in such amounts as the Holder would have been entitled to receive had this Debenture initially been issued with conversion rights for the form of such consideration (as opposed to shares of Common Stock) at a conversion rate for such consideration commensurate with the Conversion Rate. Provision made pursuant to the preceding sentence shall be in a form and substance satisfactory to the Required Holders. The provisions of this Section shall apply similarly and equally to successive Corporate Events and shall be applied without regard to any limitations on the conversion or redemption of this Debenture.

     (e) Fundamental Transaction. If, subsequent to the consummation of the Reverse Merger and at any time while this Debenture is outstanding, (A) the Company effects any merger or consolidation of the Company with or into another

Person, (B) the Company effects any sale of all or substantially all of its assets in one or a series of related transactions, (C) any tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, or (D) the Company effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (in any such case, a "Fundamental Transaction"), then the Successor Entity (including its Parent Entity) is required to be a publicly traded corporation whose common stock into which this Debenture will then be convertible is quoted on or listed for trading on an Eligible Market and upon any subsequent conversion of this Debenture, the Holder shall have the right to receive, for each Conversion Share that would have been issuable upon such conversion immediately prior to the occurrence of such Fundamental Transaction, the same kind and amount of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Transaction if it had been, immediately prior to such Fundamental Transaction, the holder of one share of Common Stock (the "Alternate Consideration"). For purposes of any such conversion, the determination of the Conversion Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Conversion Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration and include a premium based on the Fundamental Transaction equal to the greater of: (a) 135% of the principal amount underlying this Debenture; or (b) 130% of the equity value of this Debenture. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any conversion of this Debenture following such Fundamental Transaction. To the extent necessary to effectuate the foregoing provisions, any successor to the Company or surviving entity in such Fundamental Transaction shall issue to the Holder a new debenture consistent with the foregoing provisions and evidencing the Holder's right to convert such debenture into Alternate Consideration. The terms of any agreement pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this paragraph (d) and insuring that this Debenture (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction.

     (f) Calculations. All calculations under this Section 5 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 5, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding treasury shares, if any) issued and outstanding.

     (g) Notice to the Holder.

     (i) Adjustment to Conversion Price. Whenever the Conversion Price is adjusted pursuant to any of this Section 5, the Company shall promptly mail to each Holder a notice setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment. If the Company issues a variable rate security, despite any prohibition thereon, the Company shall be deemed to have issued Common Stock or Common Stock equivalents at the lowest possible conversion or exercise price at which such securities may be converted or exercised.

     (ii) Notice to Allow Conversion by Holder. If (A) the Company shall declare a dividend (or any other distribution) on the Common Stock; (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock; (C) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, of any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property; (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company; then, in each case, the Company shall cause to be filed at each office or agency maintained for the purpose of conversion of this Debenture, and shall cause to be mailed to the Holder at its last addresses as it shall appear upon the stock books of the Company, at least 20 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided, that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice. The Holder is entitled to convert this Debenture during the 20-day period commencing the date of such notice to the effective date of the event triggering such notice.

     Section 6. Negative Covenants. So long as any portion of this Debenture is outstanding, the Company will not and will not permit any of its subsidiaries to directly or indirectly:

     (a) other than Permitted Indebtedness or with the prior written consent of the Required Holders, enter into, create, incur, assume, guarantee or suffer to exist any indebtedness for borrowed money of any kind, including but not limited to, a guarantee, on or with respect to any of its property or assets now owned or hereafter acquired or any interest therein or any income or profits therefrom;

     (b) other than Permitted Liens, enter into, create, incur, assume or suffer to exist any liens of any kind, on or with respect to any of its property or assets now owned or hereafter acquired or any interest therein or any income or profits therefrom;

     (c) amend its certificate of incorporation, bylaws or other charter documents so as to materially and adversely affect any rights of the Holder;

     (d) enter into any agreement with respect to any of the foregoing;

     (e) pay any debts or enter into any transactions that would cause an Event of Default under this Debenture;

     (f) transfer, assign or encumber any intellectual property that would materially affect the Company's operations, without the prior written consent of the Holder;

     (g) institute a stock buyback, pay a dividend or distribute any assets, either cash, property or otherwise, to any shareholder or debtholder of the Company, without the prior written consent of the Holder; or

     (h) enter into any transactions with affiliates of the Company, except in the ordinary course of business and consistent with past practices.

     Section 7. Other Covenants

     (a) Preservation of Existence, Etc. The Company shall maintain and preserve, and cause each of its Subsidiaries to maintain and preserve, its existence, rights and privileges, and become or remain, and cause each of its Subsidiaries to become or remain, duly qualified and in good standing in each jurisdiction in which the character of the properties owned or leased by it or in which the transaction of its business makes such qualification necessary.

     (b) Maintenance of Properties, Etc. The Company shall maintain and preserve, and cause each of its Subsidiaries to maintain and preserve, all of its properties which are necessary or useful in the proper conduct of its business in good working order and condition, ordinary wear and tear excepted, and comply, and cause each of its Subsidiaries to comply, at all times with the provisions of all leases to which it is a party as lessee or under which it occupies property, so as to prevent any loss or forfeiture thereof or thereunder.

     (c) Maintenance of Insurance. The Company shall maintain, and cause each of its Subsidiaries to maintain, insurance with responsible and reputable insurance companies or associations (including, without limitation, comprehensive general liability, hazard, rent and business interruption insurance) with respect to its properties (including all real properties leased or owned by it) and business, in such amounts and covering such risks as is required by any governmental authority having jurisdiction with respect thereto or as is carried generally in accordance with sound business practice by companies in similar businesses similarly situated and in any event in amount, adequacy and scope reasonably satisfactory to the Required Holders. If the Company or any of its Subsidiaries fails to maintain such insurance, the Required Holders Agent may arrange for such insurance, but at the Company's expense and without any responsibility on the Required Holders' part for obtaining the insurance, the solvency of the insurance companies, the adequacy of the coverage, or the collection of claims. Upon the occurrence and during the continuance of an Event of Default, the Required Holders Agent shall have the sole right, in the name of the Holder and the holders of the any other Debentures, the Company and its Subsidiaries, to file claims under any insurance policies, to receive, receipt and give acquittance for any payments that may be payable thereunder, and to execute any and all endorsements, receipts, releases, assignments, reassignments or other documents that may be necessary to effect the collection, compromise or settlement of any claims under any such insurance policies.

     Section 8. Events of Default.

     (a) "Event of Default", wherever used herein, means any one of the following events (whatever the reason and whether it shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body):

     (i) any default in the payment of (A) the principal amount of any Debenture, or (B) interest on, any Debenture, as and when the same shall become due and payable (whether on a Conversion Date or the Maturity Date or by acceleration or otherwise) which default, solely in the case of an interest payment or other default under clause (B) above, is not cured, within three (3) Business Days after notice of such default sent by the Holder or by any other Holder;

     (ii) the Company shall fail to observe or perform any other covenant or agreement contained in this Debenture or any other Debenture (other than a breach by the Company of its obligations to deliver shares of Common Stock to the Holder upon conversion which breach is addressed in clause (xi) below) which failure is not cured, if possible to cure, within the earlier to occur of (A) five (5) Business Days after notice of such default sent by a Holder or by any other Holder and (B) five (5) Business Days after the Company shall become or should have become aware of such failure;

     (iii) a default or event of default (subject to any grace or cure period provided for in the applicable agreement, document or instrument) shall occur under (A) any of the Offering Documents, or (B) any other material agreement, lease, document or instrument to which the Company or any Subsidiary is bound;

     (iv) any representation or warranty made herein, in any other Offering Documents, in any written statement pursuant hereto or thereto, or in any other report, financial statement or certificate made or delivered to the Holder or any other holder of Debentures shall be untrue or incorrect in any material respect as of the date when made or deemed made;

     (v) (i) the Company or any of its Subsidiaries shall commence a case, as debtor, a case under any applicable bankruptcy or insolvency laws as now or hereafter in effect or any successor thereto, or the Company or any Subsidiary commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Company or any Subsidiary thereof or (ii) there is commenced a case against the Company or any Subsidiary thereof, under any applicable bankruptcy or insolvency laws, as now or hereafter in effect or any successor thereto which remains undismissed for a period of 90 days; or (iii) the Company or any Subsidiary thereof is adjudicated by a court of competent jurisdiction insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or (iv) the Company or any Subsidiary thereof suffers any appointment of any custodian or the like for it or any substantial part of its property which continues undischarged or unstayed for a period of 90 days; or
(v) the Company or any Subsidiary thereof makes a general assignment for the benefit of creditors; or (vi) the Company shall fail to pay, or shall state that it is unable to pay, or shall be unable to pay, its debts generally as they become due; or (vii) the Company or any Subsidiary thereof shall call a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts; or (viii) the Company or any Subsidiary thereof shall by any act or failure to act expressly indicate its consent to, approval of or acquiescence in any of the foregoing; or (ix) any corporate or other action is taken by the Company or any Subsidiary thereof for the purpose of effecting any of the foregoing;

     (vi) the Company or any Subsidiary shall default in any of its obligations under any mortgage, credit agreement or other facility, indenture agreement, factoring agreement or other instrument under which there may be issued, or by which there may be secured or evidenced any indebtedness for borrowed money or money due under any long term leasing or factoring arrangement of the Company in an amount exceeding $50,000, whether such indebtedness now exists or shall hereafter be created and such default shall result in such indebtedness becoming or being declared due and payable prior to the date on which it would otherwise become due and payable;

     (vii) the Company shall be a party to any Change of Control Transaction or Fundamental Transaction, shall agree to sell or dispose of all or in excess of 51% of its assets in one or more transactions (whether or not such sale would constitute a Change of Control Transaction) or shall redeem or repurchase more than a de minimis number of its outstanding shares of Common Stock or other equity securities of the Company;

     (viii) the Company shall fail for any reason to deliver certificates to a Holder prior to the third Business Day after a Conversion Date pursuant to and in accordance with Section 4(c) or the Company shall provide notice to the Holder, including by way of public announcement, at any time, of its intention not to comply with requests for conversions of any Debentures in accordance with the terms hereof;

     (ix) the Company shall fail to file, maintain and keep current any reports required to be filed with the Securities Exchange Commission under the federal and/or state securities laws;

     (x) the failure of the applicable Registration Statement required to be filed pursuant to the Registration Rights Agreement to be declared effective by the SEC on or prior to the date that is sixty (60) days after the applicable Effectiveness Deadline (as defined in the Registration Rights Agreement);

     (xi) a halt or suspension of trading of its Common Stock for any consecutive five (5) day period or a total of ten (10) days total during the course of any 12-month period;

     (xii) any money judgment, writ or warrant of attachment, or similar process against Company or any of its properties or other assets, or defaults on obligations, in amount in excess of $100,000; (xiii) any bank at which any deposit account, blocked account, or lockbox account of the Company or any Subsidiary is maintained shall fail to comply with any material term of any deposit account, blocked account, lockbox account or similar agreement to which such bank is a party or any securities intermediary, commodity intermediary or other financial institution at any time in custody, control or possession of any investment property of the Company or any Subsidiary shall fail to comply with any of the terms of any investment property control agreement to which such Person is a party (it being understood that only accounts pursuant to which the collateral agent has requested account control agreements should be subject to this clause (xiii));

     (xiv) any material damage to, or loss, theft or destruction of, any lien in favor of the Holder, whether or not insured, or any strike, lockout, labor dispute, embargo, condemnation, act of God or public enemy, or other casualty which causes, for more than thirty (30) consecutive days, the cessation or substantial curtailment of revenue producing activities at any facility of the Company or any Subsidiary, if any such event or circumstance could reasonably be expected to have a Material Adverse Effect; or

     (xv) any failure or inability to create a validly perfected lien in favor of the Holder; or

     (xvi) any breach of a material provision in the Transaction Documents.

     (b) Remedies Upon Event of Default. Upon an occurrence of an Event of Default, the Company shall within one (1) Business Day deliver written notice thereof via facsimile and overnight courier (an "Event of Default Notice") to the Holder. At any time after the earlier of the Holder's receipt of an Event of Default Notice and the Holder becoming aware of an Event of Default, the Holder may require the Company to redeem all or any portion of this Note by delivering written notice thereof (the "Event of Default Redemption Notice") to the Company, which Event of Default Redemption Notice shall indicate the portion of this Note the Holder is electing to redeem. Each portion of this Note subject to redemption by the Company pursuant to this Section 8(b) shall be redeemed by the Company at a price equal to the Mandatory Default Amount. Commencing 5 days after the occurrence of any Event of Default that results in the eventual acceleration of this Debenture, the interest rate on this Debenture shall accrue at the rate of 15% per annum, or such lower maximum amount of interest permitted to be charged under applicable law. Upon the payment in full of the Mandatory Default Amount on this entire Debenture the Holder shall promptly surrender this

Debenture to or as directed by the Company. The Holder need not provide and the Company hereby waives any presentment, demand, protest or other notice of any kind, and the Holder may immediately and without expiration of any grace period enforce any and all of its rights and remedies hereunder and all other remedies available to it under applicable law. Such declaration may be rescinded and annulled by Holder at any time prior to payment hereunder and the Holder shall have all rights as a Debenture holder until such time, if any, as the full payment under this Section shall have been received by it. No such rescission or annulment shall affect any subsequent Event of Default or impair any right consequent thereon.

     Section 9. Miscellaneous.

     (a) Notices. Any and all notices or other communications or deliveries to be provided by the Holder hereunder, including, without limitation, any Notice of Conversion, shall be in writing and delivered personally, by facsimile, sent by a nationally recognized overnight courier service, addressed to the Company, at the address set forth above, facsimile number (212) 980-2077, Attn: Tony Tracy, or such other address or facsimile number as the Company may specify for such purposes by notice to the Holder delivered in accordance with this Section. Any and all notices or other communications or deliveries to be provided by the Company hereunder shall be in writing and delivered personally, by facsimile, sent by a nationally recognized overnight courier service addressed to each Holder at the facsimile telephone number or address of such Holder appearing on the books of the Company, or if no such facsimile telephone number or address appears, at the principal place of business of the Holder. Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 5:30 p.m. (New York City time), (ii) the date after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section later than 5:30 p.m. (New York City time) on any date and earlier than 11:59 p.m. (New York City time) on such date, (iii) the second Business Day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given.

     (b) Absolute Obligation. Except as expressly provided herein, no provision of this Debenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on, this Debenture at the time, place, and rate, and in the coin or currency, herein prescribed. This Debenture is a direct debt obligation of the Company. This Debenture ranks pari passu with all other Debentures now or hereafter issued under the terms set forth herein.

     (c) Lost or Mutilated Debenture. If this Debenture shall be mutilated, lost, stolen or destroyed, the Company shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated Debenture, or in lieu of or in substitution for a lost, stolen or destroyed Debenture, a new Debenture for the principal amount of this Debenture so mutilated, lost, stolen or destroyed but only upon receipt of evidence of such loss, theft or destruction of such Debenture, and of the ownership hereof, and indemnity, if requested, all reasonably satisfactory to the Company.

     (d) Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Debenture shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by any of the Offering Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced in the state and federal courts sitting in the City of New York, Borough of Manhattan (the "New York Courts"). Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Offering Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, or such New York Courts are improper or inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Debenture and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Debenture or the transactions contemplated hereby. If either party shall commence an action or proceeding to enforce any provisions of this Debenture, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

     (e) Waiver. Any waiver by the Company or the Holder of a breach of any provision of this Debenture shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Debenture. The failure of the Company or the Holder to insist upon strict adherence to any term of this Debenture on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Debenture. Any waiver must be in writing.

     (f) Severability. If any provision of this Debenture is invalid, illegal or unenforceable, the balance of this Debenture shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances. If it shall be found that any interest or other amount deemed interest due hereunder violates applicable laws governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum permitted rate of interest. The Company covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law or other law which would prohibit or forgive the Company from paying all or any portion of the principal of or interest on this Debenture as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this indenture, and the Company (to the extent it may lawfully do so) hereby expressly waives all benefits or advantage of any such law, and covenants that it will not, by resort to any such law, hinder, delay or impeded the execution of any power herein granted to the Holder, but will suffer and permit the execution of every such as though no such law has been enacted.

     (g) Next Business Day. Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

     (h) Headings. The headings contained herein are for convenience only, do not constitute a part of this Debenture and shall not be deemed to limit or affect any of the provisions hereof.

     (i) Assumption. Any successor to the Company or surviving entity in a Fundamental Transaction shall (i) assume in writing all of the obligations of the Company under this Debenture and the other Offering Documents pursuant to written agreements in form and substance satisfactory to the Holder (such approval not to be unreasonably withheld or delayed) prior to such Fundamental Transaction and (ii) to issue to the Holder a new debenture of such successor entity evidenced by a written instrument substantially similar in form and substance to this Debenture, including, without limitation, having a principal amount and interest rate equal to the principal amounts and the interest rates of the Debentures held by the Holder and having similar ranking to this Debenture, and satisfactory to the Holder (any such approval not to be unreasonably withheld or delayed). The provisions of this Section 8(i) shall apply similarly and equally to successive Fundamental Transactions and shall be applied without regard to any limitations of this Debenture.

     (j) Dispute Resolution. In the case of a dispute as to the determination of the Closing Sale Price or the Weighted Average Price or the arithmetic calculation of the Conversion Rate or any redemption price, the Company shall submit the disputed determinations or arithmetic calculations via facsimile within two (2) Business Days of receipt, or deemed receipt, of the Conversion Notice or Redemption Notice or other event giving rise to such dispute, as the case may be, to the Holder. If the Holder and the Company are unable to agree upon such determination or calculation within two (2) Business Days of such disputed determination or arithmetic calculation being submitted to the Holder, then the Company shall, within one Business Day submit via facsimile (a) the disputed determination of the Closing Bid Price, the Closing Sale Price or the Weighted Average Price to an independent, reputable investment bank selected by the Company and approved by the Required Holders or (b) the disputed arithmetic calculation of the Conversion Rate or any Redemption Price to the Company's independent, outside accountant. The Company, at the Company's expense, shall cause the investment bank or the accountant, as the case may be, to perform the determinations or calculations and notify the Company and the Holder of the results no later than five (5) Business Days from the time it receives the disputed determinations or calculations. Such investment bank's or accountant's determination or calculation, as the case may be, shall be binding upon all parties absent demonstrable error.


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                                       22

     IN WITNESS WHEREOF, the Company has caused this Debenture to be duly executed by a duly authorized officer as of the date first above indicated.


PERF-GO GREEN HOLDINGS, INC.


By:__________________________________________
Name: _______________________________________
Title: ______________________________________

                                     ANNEX A

                              NOTICE OF CONVERSION


     The undersigned hereby elects to convert principal under the 10% Senior Secured Convertible Debenture of Perf-Go Green Holdings, Inc., a Delaware corporation (the "Company"), due on ______, 2011, into shares of common stock, no par value per share (the "Common Stock"), of the Company according to the conditions hereof, as of the date written below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by the Company in accordance therewith. No fee will be charged to the holder for any conversion, except for such transfer taxes, if any.

     By the delivery of this Notice of Conversion the undersigned represents and warrants to the Company that its ownership of the Common Stock does not exceed the amounts determined in accordance with Section 13(d) of the Exchange Act, specified under Section 4 of this Debenture.

     The undersigned agrees to comply with the prospectus delivery requirements under the applicable securities laws in connection with any transfer of the aforesaid shares of Common Stock.

Conversion calculations:

                                Date to Effect Conversion:

                                Principal Amount of Debenture to be Converted:

                                Payment of Interest in Common Stock __ yes __ no
                                       If yes, $_____ of Interest Accrued on
                                       Account of Conversion at Issue.

                                Number of shares of Common Stock to be issued:


                                Signature:

                                Name:

                                Address:

                                   Schedule 1

                               CONVERSION SCHEDULE

The 10% Senior Secured Convertible Debentures due on ______, 2011, in the aggregate principal amount of $____________ issued by Perf-Go Green Holdings, Inc. This Conversion Schedule reflects conversions made under Section 4 of the above referenced Debenture.

Dated:


-----------------------------------------------------------------------------------------------------------------------
                                                                   Aggregate
                                                                   Principal
                                                                   Amount
                                                                   Remaining
                                                                   Subsequent
   Date of Conversion                                              to Conversion
  (or for first entry,                                             (or original
  Original Issue Date)              Amount of Conversion           Principal Amount)          Company Attest
-----------------------------------------------------------------------------------------------------------------------


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


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